UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2006

ALLION HEALTHCARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17821	11-2962027
(Commission File Number)	(IRS Employer Identification No.)

1660 Walt Whitman Road, Suite 105, Melville, NY	11747
(Address of Principal Executive Offices)	(Zip Code)

(631) 547-6520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On May 15, 2006, Allion Healthcare, Inc. (the “Company”) issued a press release announcing its receipt of a letter from the Staff of The Nasdaq Stock Market (“Nasdaq”), dated May 12, 2006, informing the Company that based on the information provided in the Company’s Form 8-K dated May 12, 2006 regarding the appointment of Russell Fichera to the Company’s Board of Directors and Audit Committee, the Staff has determined that the Company is again in compliance with Nasdaq Marketplace Rule 4350(d)(2) and considers the matter closed. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Allion Healthcare, Inc., dated May 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 15, 2006.

ALLION HEALTHCARE, INC.

/s/ James G. Spencer
By:	James G. Spencer
Its:	Chief Financial Officer